Fees Summary	Jan. 06, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 21,000,000.00
Previously Paid Amount	0.00
Total Fee Amount	2,900.10
Total Offset Amount	1,393.21
Net Fee	$ 1,506.89